PurCotton 全棉時代

Winner
WINNER MEDICAL

稳 健 医 疗 集 团

Winner Medical Group Inc.

(NASDAQ: WWIN)

A Leading China-based Exporter and Retailer of High-quality, Cotton-based Medical Dressings and Consumer Products

December 2011






PurCotton

Disclaimer

This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein, are "forward-looking statements," including statements regarding Winner Medical Group Inc. and its subsidiary companies, business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions. Although Winner Medical Group Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions and known and unknown risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Winner Medical Group Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical Group Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical Group Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical Group Inc. does not assume a duty to update these forward-looking statements.

Capital Market Overview

Corporate Headquarters	Shenzhen, China
Business	A leading China-based exporter and retailer of high-quality medical dressings and consumer products made from 100% cotton
Exchange / Ticker	NASDAQ: WWIN
Fiscal Year Ends	September 30
Capital Structure (As of December 1, 2011)	Price: $3.26 52-Week Price Range: $2.76 - $6.10 Weighted Average Ordinary Shares Outstanding – Diluted: 24.5 Mm Market Cap: $79.87 Mm
Selected Financials (Fiscal Year ended September 30, 2011)	Revenue: $149.9 Mm, up 30.3% Gross Margin: 27.3%, down from 30.0% Net Income: $11.5Mm, down 11.9% Basic EPS: $0.48

Our Business

1. Company Overview
2. Product Offering
3. Market Presence and Growth

Company Overview

- Founded in 1991, headquartered in Shenzhen and listed on NASDAQ in April, 2010.
- Product portfolio covers: medical dressings and PurCotton® products
- A leading medical dressings exporter in China for nine consecutive years — *North and South America, Europe and Japan are our major markets*
- Vertically integrated supply chain — *better control of raw material cost and quality*.
  - Nine wholly-owned manufacturing subsidiaries primarily based in Hubei Province, a major cotton producing area
- Extensive presence in international and domestic markets
  - Long-term relationships with key overseas markets
  - Gaining domestic market share under "Winner" medical and "PurCotton" consumer brands

* Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

Product Offering by Type

Medical Dressings Products

- **OEM** – Europe, North and South America, Japan
  - Revenue Contribution: ~71.5 %*
- **Winner® branded** – China Mainland, Hong Kong, Singapore, Middle East and other emerging markets
  - Revenue Contribution: ~15.8%*

PurCotton® Products

- **Jumbo Roll Supplies** – Global and Domestic Markets
  - Leading B2B clients including Hengan International, Shiseido, Kose
  - Revenue Contribution: ~9.4%*
- **Consumer Products** – Domestic Markets
  - Revenue Contribution: ~3.3%*



恒安集团 HENGAN

KOSÉ

SHISEIDO

*Adopted from audited results for fiscal year ended September 30, 2011

Market Presence and Growth – Medical Global



Europe
✓11+ years
North & South America
✓6+ years
COVIDIEN
CardinalHealth
Medeco
vernoncarus
smith&nephew
BSN medical
ARTSANA
Japan
✓16+ years
白十字
Cremer
Neve
No. 1 exporter in China, representing ~6% of China's medical dressings exports in 2010*



50.0
40.0
30.0
20.0
10.0
0.0
($Mm)
Europe
40.6 39.6 42.3 52.1
China
10.9 16.6 22.3 35.6
Americas
12.4 18.8 24.5 33.6
Japan
16.3 17.6 18.2 21.4
Other
5.2 5.8 7.7 7.2
FY'08 FY'09 FY'10 FY'11

FY'11 Revenue breaking-down by Geography



Others 5%
Japan 14%
Europe 35%
Americas 22%
China 24%

* Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

Market Presence and Growth – Medical Domestic

- "Winner" branded medical dressings ranked No. 3 in China domestic sales*
- Eight offices in major cities, supporting ~60 local distributors
- Won two-year exclusive right to supply gauze and cotton balls to public hospitals in Hangzhou, China
- Cooperation with seven of the top 10 drug store chains in China, such as China Nepstar, Shanghai Pharma, Hunan Laobaixing and Chongqing Peace Pharma
- Direct sales to hospitals in Hong Kong and parts of Guangdong
- "Winner" wound care products account for ~30% market share in terms of volume in Hong Kong public health sector**



Shenyang
Beijing
Shanghai
Wuhan
Chengdu
Chongqing
Fuzhou
Guangzhou
Shenzhen

*Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE) and Huatong Industry research and Medical and Healthcare Commerce Association

**Source: Hong Kong Annual Purchase

Market Presence and Growth – PurCotton® Jumbo Roll

PurCotton® is a 100% cotton spunlace nonwoven material. *A technically advanced product, it is also a lifestyle choice for discerning and environmentally conscious customers*



Providing medical-class care to millions of consumers with our PurCotton® consumer products

Product Differentiation:
safe, healthy, natural, trusted, superior quality, and skin-friendly

Target Customers: *Women and households with medium to high income*



- Manufacturing process patented in over 42 countries and regions
- Four production lines with expandable capacity—current : ~430 tons per month
- Trial production for PurCotton sanitary napkin at the end of Oct, 2011

Market Presence and Growth – PurCotton® Consumer

Winner



PurCotton



PurCotton
16.8



VIP

Self-operated Chain Stores:

Build product recognition and provide direct customer interface

- 44 directly-operated stores in major cities as of November 30, 2011
  - Beijing: 10; Shanghai: 7; Hong Kong: 3; South of China: 24
  - Another ~30 new stores will be opened in FY2012
- ~27K customer membership; member's repurchase rate over 50%*
- Start-up cost ~ $40K-$60K per store

Online:

Offers convenient purchasing and generates incremental sales

- Online sales via B2C website and online flagship store on Taobao.com
- PurCotton e-commerce JV with individual experts
- ~400 product SKUs

Distributors:

Third-party channels for broader retail footprint and impulse sales

- Product covers PurCotton sanitary napkin and baby diaper, dry and wet PurCotton tissue, ~40 SKUs by the end of 2012
- Target channels: big box, supermarkets, Mom & Baby stores, convenience stores, etc.
- Core target regions: Beijing, Shanghai, Guangzhou and Shenzhen

*As of November 30, 2011

PurCotton 全棉時代

Investment Highlights

1. Dedicated and Experienced Management Team
2. Strong Brand Recognition and Strict Quality Control
3. Category Leader in OEM and Retail
4. Multiple Growth Opportunities

Experienced Management Team

Jianquan Li **Chairman & CEO**	• Founded Winner Medical in 1991 • 30 years of experience in the medical dressing industry • Director-general of China Nonwovens & Industrial Textiles Association
Xiuyuan Fang **VP & CFO**	• Joined Winner Medical in 1999 • 20 years of experience in financial management and tax planning • CPA holder since 1998
Kang Hu **VP & CIO**	• Joined Winner Medical in 2002 • Extensive experience in information and technology management • In charge of SAP-ERP system and business process management
Xia Tang **VP & COO**	• Joined Winner Medical in 1996 • 20 years of experience in operations management • In charge of production, procurement and quality management

Experienced PurCotton Retail Managers

Yunfei Ye **Chain Store General Manager**	• 14 years of extensive experience in sales, chain store management and operations • Five years as Operating Director in ITAT garment chain stores • Two years as Sales Manager in Nike South China branch • Three years as Purchasing Manager in Wal-Mart Shenzhen branch
Sha Jin **Distributor Channel Sales Director**	• 15 years of solid sales experience in fast consumable products. • Six years as Sales Manager in Kimberly-Clark (China) • Over nine years as Sales Manager in other consumable firms, such as Nestle (China), Hsufuchi Food and TingHsu Intl. • MBA from Sichuan University
Chao Huang **E-Commerce General Manager**	• Three years as Director of Commercial Dept. at www.VIPSHOP.com, a top B2C portal for luxury brands in China • Three years as Commercial Manager in Rainbow Department Store Group, a retail conglomerate in Southern China

Strong Brand, High Quality

Winmer





- Strict quality control and advanced management – to meet customers' increasing needs for safe, natural and high-quality products
  - FDA, CE mark, TUV, Japanese Accreditation and other global standard certifications

    ISO 13485 ISO 9001 TÜV CE FDA
  - Granted COTTON USA Mark and Natural™ Trademark
  - ERP system in place SAP
- Continuous investment in R&D
  - 54 domestic and international patents
  - 4 labs and 1 technology center
  - Cooperation with Hong Kong Polytechnic University, Shenzhen Research Institute of Tsinghua University, Wuhan University of Technology and Wuhan University

cotton Natural


COTTON USA

Category Leader: OEM and Retail

Winner

WWIN provides comprehensive products and services to address differing needs

Medical Dressings Products

- FY2011 revenue: $130.8 million 08-11 CAGR: 15.9%
- Direct sales to well-known overseas healthcare companies
- Partnerships with industry associations, local distributors and chain drug stores
- Developed and launched advanced (wet) medical dressings and surgical kits

PurCotton® Products

- FY2011 revenue: $19.1 million 08-11 CAGR: 139.0%
- 44 self-operated stores + 2 online platforms + distributor
- Plan to enhance distributor sales and online sales distribution channels

Multiple Growth Opportunities

- Market size:
  - Global medical dressings exports ~$13.3 billion in 2010
  - Domestic medical dressings ~$6.3 billion in 2010, 19% Y-o-Y growth*
- Chinese healthcare reform promotes products with higher quality — *more hospitals are adopting disposable medical products*
- Emerging market opportunities for medical dressing products — *China domestic, South America, Middle East and Southeast Asia market*
- Customers pursue healthy, natural and eco-friendly products—*babies and female consumers are targets*

*Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

Financial Highlights

1. Strong Growth, Solid Track Record
2. Well Managed Costs and Operating Expenses
3. Strong Operating Metrics

Strong Growth, Solid Track Record

Revenue



08-11 CAGR: 20.6%
140
120
100
80
60
40
20
0
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
21.7%
15.1%
16.9%
30.3%
85.5
98.4
115
149.9
($Mm)
Revenue
Y-o-Y growth

Net Income



08-11 CAGR: 31.1%
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
5.1
9.1
13.1
11.5
($Mm)
FY'08
FY'09
FY'10
FY'11

Revenue increase is due to increased sales in Chinese, European and Americas markets.

Net income decrease is driven by the loss of PurCotton retail business and one-time loss from commodity financial trading

Well Managed Costs and Operating Expenses

Gross Margin



30.0%
28.4%
25.0%
27.3%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
FY'08
FY'09
FY'10
FY'11

SG&A Expenses as % of Revenue



30.0%
20.0%
10.0%
0.0%
16.0%
17.0%
17.7%
17.7%

	FY'08	FY'09	FY'10	FY'11
G&A	9.5%	10.9%	9.5%	8.9%
Sales	7.4%	6.3%	8.3%	8.8%

Operating Margin



20.0%
10.0%
0.0%
7.0%
11.6%
12.6%
8.7%
FY'08
FY'09
FY'10
FY'11

Gross Margin decrease is due to the average purchasing price of cotton, increasing approximately 64% YoY.

Strong Operating Metrics

Cash & Cash Equivalents


25.0
20.0
15.0
10.0
5.0
0.0
($Mm)
6.5
9.5
14.8
21.9
FY'08
FY'09
FY'10
FY'11

Account Receivables


30.0
20.0
10.0
0.0
($Mm)
13.5
13.1
15.7
21.0
FY'08
FY'09
FY'10
FY'11

Inventories


30.0
20.0
10.0
0.0
($Mm)
15.8
15.0
16.0
25.4
FY'08
FY'09
FY'10
FY'11

Days of AR Turnover

vs. AR average 50-80 days


50
40
49
45
44
44
FY'08
FY'09
FY'10
4Q11

Days of Inv. Turnover


100
80
60
83
80
71
76
FY'08
FY'09
FY'10
4Q11

AR growth is driven by sales increase

Inventory growth is due to an increase in the average purchasing price of cotton and an increase in materials consumption

Strong Operating Metrics

Debt



29.0
18.7
13.1
24.2
30.0
25.0
20.0
15.0
10.0
5.0
0.0
FY'08 FY'09 FY'10 FY'11

Shareholders' Equity



72.8
82.1
105.9
125.7
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
FY'08 FY'09 FY'10 FY'11

D/E Ratio



40%
23%
12%
19%
40%
30%
20%
10%
0%
FY'08 FY'09 FY'10 FY'11

Short-term bank loan to supplement working capital for daily operations and maintain good relationship with local banks. Winner Medical prefers bank funding for its capital needs due to relatively higher cost of raising funds from equity markets.

Contacts

Winner Medical Group Inc.
Ms. Huixuan Chen (Fiona)
Investor Relations Manager
Phone: +86-755-2806-6858
Email: investors@winnermedical.com

ICR Inc.
Mr. Rob Koepp
Ms. Rene Jiang
China Phone: +86-10-6583-7516, -7521
US Phone: +1-646-405-5171
Email: robert.koepp@icrinc.com
rene.jiang@icrinc.com

Appendix – Income Statement Highlights

(MM)	FY'08	FY'09	FY'10	FY'11
Revenue	$85.5	$98.4	$115.0	$149.9
Medical Products	84.1	92.9	104.9	130.8
PurCotton® Products	1.4	5.5	10.1	19.1
Gross Profit	21.4	27.9	34.6	40.9
Medical Products	21.3	26.4	31.2	34.9
PurCotton® Products	0.1	1.5	3.4	6
Medical Products Gross Margin	25.3%	28.5%	29.7%	26.6%
PurCotton® Products Gross Margin	7.0%	26.6%	33.7%	31.6%
Consolidated Gross Margin	25.0%	28.4%	30.0%	27.3%
Net Profit	5.1	9.1	13.1	11.5
Basic EPS	0.23	0.41	0.57	0.48
Diluted EPS	0.23	0.41	0.56	0.47

Appendix – Balance Sheet Highlights

(MM)	Sept 30, 2008	Sept 30, 2009	Sept 30, 2010	Sept 30, 2011
Cash and Cash Equivalents	$6.5	$9.5	$14.8	$21.9
Accounts Receivables	13.5	13.1	15.7	21.0
Inventories	15.8	15.0	16.0	25.4
Fixed Assets	57.9	55.8	60.1	65.5
Total Assets	102.0	101.0	119.0	149.9
Short-term Loan	15.0	6.6	0.0	6.3
Account Payables	8.3	4.8	5.4	7.4
Total Current Liabilities	29.0	18.7	13.0	24.2
Total Liabilities	29.0	18.7	13.1	24.2
Total Shareholders' Equity	73.0	82.3	105.9	125.7

Appendix – Cash Flow Highlights

(MM)	FY'08	FY'09	FY'10	FY'11
Net cash provided by operating activities	$9.6	$14.7	$12.7	$5.0 **
Net cash used in investing activities	(11.1)	(3.3)	(9.4)	(7.0)
Net cash (used in) provided by financing activities	1.0	(8.4)*	2.0	8.0

* Net cash used in financing activities during FY 2008 was attributable to the repayments of bank borrowings

** Net cash provided by operating activities decreased during FY 2011 was mainly attributable to higher average purchasing price of high quality cotton

Appendix – Corporate Structure



Winner Medical Group Inc.
100%
Winner Group Limited
100%
Winner Industries (Shenzhen) Co., Ltd.
100%
Shenzhen PurCotton Technology Co., Ltd.
100%
Beijing PurCotton Co., Ltd.
100%
Shanghai PurCotton Co., Ltd.
100%
Guangzhou PurCotton Co., Ltd.
100%
HK PurCotton Co., Ltd.
70%
Shenzhen PurCotton E-Commerce Co., Ltd. *
49%
Chengdu Winner Likang Medical Appliances Co., Ltd.
Hubei Winner Textiles Co., Ltd.
100%
Winner Medical & Textile Ltd. Yichang
100%
Winner Medical & Textile Ltd. Jingmen
100%
Winner Medical & Textile Ltd. Jiayu
100%
Winner Medical & Textile Ltd. Chongyang
100%
40%
Shanghai Winner Medical Apparatus Co., Ltd.
60%
25%
Winner Medical (Huanggang) Co., Ltd.
75%
Winner (Huanggang) Cotton Processing Co., Ltd.
100%
L+L Healthcare Hubei Co.,Ltd.
40%
Winner Medical (Hong Kong) Co., Ltd.
60%